UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM  8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report: February 12, 2010
(Date of earliest event reported)

C&G DEC CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Florida --------------------------------	000-27279 --------------------------------	65-1016255 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6259 Executive Boulevard
Rockville, MD 20852
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(Address of principal executive offices) (Zip Code)

(732) 319-9235
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(Registrant’s telephone no., including area code)

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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE MANAGEMENT

Item  5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On Friday, February 12, 2010 at a shareholders meeting, Richard H. Tanenbaum, Theodore Urban and Georgw Jochum resigned from the Registrant's Board of Directors.   At the same meeting David Brown, Chairman of Environmental Energy Enterprises, Ltd. was elected to the Board of Directors.  At the subsequent Board of Directors meeting, the Board elected David Brown as its Chairman.  The Board of Directors now consist of David Brown as its Chairman, along with Edward Whelan and William Walling.

SIGNATURE

C&G DEC CAPITAL, INC.
(Registrant)

Date: February 12, 2010	By: /s/ RICHARD H. TANENBAUM
Richard H. Tanenbaum
Chief Executive Officer and
Chief Financial Officer
(Duly Authorized Officer)